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                                 EXHIBIT 10.29

                               GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT, dated as of September 30, 1996 (the "Guaranty Agreement"), is given by

     RALCORP HOLDINGS, INC., a Missouri corporation (the "Guarantor"), in favor of

     NATIONSBANK, N.A., a national banking association, in its capacity as agent (in such capacity, hereinafter referred to as the "Agent") for the various lenders from time to time parties to that certain Credit Agreement dated as of the date hereof (such Credit Agreement, as the same may be modified or amended from time to time, being hereinafter referred to as the "Credit Agreement") among the Borrower hereinafter referred to, the Agent and the Lenders (capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), for the benefit of

     RALSTON RESORTS, INC., a Colorado corporation (the "Borrower").

RECITALS:

     1. Pursuant to the Credit Agreement, the Lenders have agreed, subject to certain terms and conditions, to make a $140,000,000 bridge loan facility available to the Borrower.

     2. As a condition precedent to making the bridge loan facility available to the Borrower pursuant to the Credit Agreement, the Lenders have required, among other things, that the Guarantor guarantee all of the Borrower's obligations arising under the Credit Agreement and the other Credit Documents referred to therein.

     3. The Borrower is a direct wholly-owned Subsidiary of the Guarantor.

     NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the Guarantor hereby agrees as follows:






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     1. Guarantee of Payment.  The Guarantor hereby irrevocably and unconditionally guarantees to the Agent and the Lenders the prompt payment, when due, by acceleration or otherwise, of the Borrower's Obligations. For the purposes hereof the "Borrower's Obligations" means all indebtedness, obligations and liabilities of the Borrower under the Credit Agreement or any other of the Credit Documents to which the Borrower is a party, now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, held or acquired, as such indebtedness, obligations and liabilities may be modified, extended, renewed or replaced from time to time. The guaranty of the Guarantor as set forth in this section is a guaranty of payment and not of collection.

     2. Release of Collateral, Parties Liable, etc. The Guarantor agrees that the whole or any part of any security now or hereafter held for the Borrower's Obligations may be exchanged, compromised, impaired, released or surrendered from time to time; that neither the Agent nor the Lenders shall have any obligation to protect, perfect, secure or insure any Liens now or hereafter held for the Borrower's Obligations or the properties subject thereto; that the time or place of payment of the Borrower's Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Borrower may be granted indulgences generally; that any provisions of the Credit Documents or any other documents executed in connection with this transaction may be modified, amended or waived; that any party liable for the payment of the Borrower's Obligations may be granted indulgences or released; and that any deposit balance for the credit of the Borrower or any other party liable for the payment of the Borrower's Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Borrower's Obligations, all without notice to or further assent by the Guarantor, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

     3. Waiver of Rights. The Guarantor expressly waives: (a) notice of acceptance of this Guaranty Agreement by the Agent and the Lenders and of all extensions of credit to the Borrower by the Agent or any Lender; (b) presentment and demand for payment of any of the Borrower's Obligations; (c) protest and notice of dishonor or of default to the Guarantor or to any other party



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with respect to the Borrower's Obligations or with respect to any security therefor; (d) notice of the Agent or any Lender obtaining, amending, substituting for, releasing, waiving or modifying any security interest, liens, or encumbrances now or hereafter securing the Borrower's Obligations, or the Agent's or any Lender's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances; (e) all other notices to which the Guarantor might otherwise be entitled; (f) demand for payment under this Guaranty Agreement; and (g) any right to assert against the Agent or any Lender, as a defense, counterclaim, set-off or cross-claim, any defense (legal or equitable), set-off, counterclaim or claim which the Guarantor may now or hereafter have against the Agent or any Lender or the Borrower, but such waiver shall not prevent the Guarantor from asserting against the Agent or any Lender in a separate action, any claim, action, cause of action, or demand that the Guarantor might have, whether or not arising out of this Guaranty Agreement.

     4. Primary Liability of the Guarantor. The Guarantor agrees that this Guaranty Agreement may be enforced by the Agent and the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Borrower or any other Person under the Credit Agreement or any collateral now or hereafter securing the Borrower's Obligations or otherwise, and the Guarantor hereby waives the right to require the Agent and the Lenders to proceed against the Borrower or any other Person (including a co-guarantor) or to require the Agent and the Lenders to pursue any other remedy or enforce any other right. Without limiting the generality of the foregoing, the Guarantor hereby specifically waives, to the extent permitted by applicable law, the benefits of North Carolina General Statutes Sections 26-7 through 26-9, inclusive. In addition, the Guarantor agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower for amounts paid under this Guaranty Agreement until such time as the Lenders have been paid in full and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents. The Guarantor further agrees that nothing contained herein shall prevent the Agent or the Lenders from suing the Borrower with respect to its obligations under the Credit Agreement or foreclosing any security interest in or lien on any collateral now or hereafter securing the Borrower's



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Obligations or from exercising any other rights available to the Agent or the
Lenders under the Credit Agreement if neither the Borrower nor the Guarantor timely performs the obligations of the Borrower thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of the Guarantor's obligations hereunder; it being the purpose and intent of the Guarantor that the Guarantor's obligations hereunder shall be absolute, irrevocable, independent and unconditional under any and all circumstances. Neither the Guarantor's obligations under this Guaranty Agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower, by reason of the Borrower's bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Borrower's Obligations. The Guarantor acknowledges that the term the "Borrower's Obligations" as used herein includes any payments made by the Borrower to the Agent or any Lender and subsequently recovered by the Borrower or a trustee for the Borrower pursuant to the Borrower's bankruptcy or insolvency and that the guaranty of the Guarantor hereunder shall be reinstated to the extent of such recovery.

     5. Attorneys' Fees and Costs of Collection. If at any time or times hereafter the Agent or the Lenders employ counsel to pursue collection, to intervene, to sue for enforcement of the terms hereof or of the Credit Agreement or any other of the Credit Documents, or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty Agreement, the Credit Agreement or any other of the Credit Documents, then, in such event, all of the reasonable attorneys' fees relating thereto shall be an additional liability of the Guarantor to the Agent and the Lenders hereunder, payable on demand.

     6. Security Interests and Setoff. As security for the Guarantor's obligations hereunder, the Guarantor agrees that in the event the Guarantor fails to pay its obligations hereunder when due and payable under this Guaranty Agreement, (a) any of the Guarantor's assets of any kind, nature or description (including, without limitation, deposit accounts) in the possession, control or custody of the Agent or any Lender may, without prior notice (but promptly confirmed in writing by the Agent or such Lender, as applicable, to the Guarantor, provided that failure to provide such written confirmation will not affect



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the liabilities of the Guarantor hereunder) to the Guarantor, be reduced to cash or the like and applied by the Agent or such Lender in reduction or payment of the Guarantor's obligations hereunder; and (b) the Agent and each Lender shall have the right, immediately and without further action by them, to set off pro tanto against the Borrower's Obligations all money owed by the Agent or such Lender in any capacity to the Guarantor, whether or not due, and the Agent or such Lender shall be deemed to have made a charge against any such money immediately upon the occurrence of such obligation becoming due even though such charge is made or entered on the books of the Agent or such Lender subsequent thereto.

     7. Term of Guarantee; Warranties; etc. This Guaranty Agreement shall continue in full force and effect until the Borrower's Obligations are fully and indefeasibly paid, performed and discharged. This Guaranty Agreement covers the Borrower's Obligations whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by the Agent or any Lender in stages or installments. The Guarantor warrants and represents to the Agent (i) that the Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) that the Guarantor has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, (iii) that the execution and delivery by the Guarantor of this Guaranty Agreement and the performance by the Guarantor of its obligations hereunder are within the corporate power of the Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws (or other constitutional documents) of the Guarantor or of any material agreement, judgment, injunction, order, decree, or other material instrument binding upon the Guarantor or result in the creation or imposition of any Lien on any asset of the Guarantor, (iv) that this Guaranty Agreement constitutes the valid, binding and enforceable agreement of the Guarantor and, when executed and delivered will constitute valid and binding obligations of the Guarantor and (v) that the Incorporated Representations and Warranties are true and correct in all material respects as of the Closing Date (except for those



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which expressly relate to an earlier date).  The Guarantor hereby covenants and agrees that, so long as this Guaranty Agreement is in effect or any of the Borrower's Obligations remain outstanding, the Guarantor shall comply with the Incorporated Covenants.

     8. Further Representations and Warranties. The Guarantor agrees that the Agent and the Lenders will have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of the Guarantor or to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower which might come to the knowledge of the Agent or any Lender at any time, whether or not the Agent or any Lender knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor or might (or does) materially increase the risk of the Guarantor as guarantor or might (or would) affect the willingness of the Guarantor to continue as guarantor with respect to the Borrower's Obligations.

     9. Additional Liability of the Guarantor. If the Guarantor is or becomes liable for any indebtedness owing by the Borrower to the Agent or any Lender by endorsement or otherwise other than under this Guaranty Agreement, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty Agreement had not existed and the Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

     10. Cumulative Rights. All rights of the Agent and the Lenders hereunder or otherwise arising under any documents executed in connection with or as security for the Borrower's Obligations are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Agent or any Lender and without affecting or impairing the liability of the Guarantor.

     11. Usury. Notwithstanding any other provisions herein contained, no provision of this Guaranty Agreement shall require or permit the collection from the Guarantor of interest in excess of the maximum rate or amount that the Guarantor may be required or permitted to pay pursuant to any applicable law. In the event any such interest is collected, it shall be applied in reduction of the Guarantor's obligations hereunder, and the remainder of



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such excess collected shall be returned to the Guarantor once such obligations have been fully satisfied.

     12. The Agent. In acting under or by virtue of this Guaranty Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Article IX of the Credit Agreement, all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein. The Guarantor hereby releases the Agent from any liability for any act or omission relating to this Guaranty Agreement, except such as may result from the Agent's gross negligence or willful misconduct.

     13. Successors and Assigns. This Guaranty Agreement shall be binding on and enforceable against the Guarantor and its successors and assigns; provided that the Guarantor may not assign or transfer any of its obligations hereunder without prior written consent of the Lenders. This Guaranty Agreement is intended for and shall inure to the benefit of the Agent and each Lender and each and every person who shall from time to time be or become the owner or holder of any of the Borrower's Obligations, and each and every reference herein to "Agent" or "Lender" shall include and refer to each and every successor or assignee of the Agent or any Lender at any time holding or owning any part of or interest in any part of the Borrower's Obligations. This Guaranty Agreement shall be transferable and negotiable with the same force and effect, and to the same extent, that the Borrower's Obligations are transferable and negotiable, it being understood and stipulated that upon assignment or transfer by the Agent or any Lender of any of the Borrower's Obligations the legal holder or owner of the Borrower's Obligations (or a part thereof or interest therein thus transferred or assigned by the Agent or any Lender) shall (except as otherwise stipulated by the Agent or any such Lender in its assignment) have and may exercise all of the rights granted to the Agent or such Lender under this Guaranty Agreement to the extent of that part of or interest in the Borrower's Obligations thus assigned or transferred to said person. The Guarantor expressly waives notice of transfer or assignment of the Borrower's Obligations, or any part thereof, or of the rights of the Agent or any Lender hereunder. Failure to give notice will not affect the liabilities of the Guarantor hereunder.

     14. Application of Payments. Each of the Agent and the Lenders may apply any payments received by it from any source



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against that portion of the Borrower's Obligations (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

     15. Modifications. Subject to the terms of Section 10.08 of the Credit Agreement, this Guaranty Agreement and the provisions hereof may be changed, discharged or terminated only by an instrument in writing signed by the Guarantor and the Agent.

     16. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

     (a) if to the Guarantor, to it at 800 Market Street, 29th Floor, St. Louis, Missouri 63101, Attention of T. C. Oviatt, Treasurer (Facsimile No. 314-877-7729);

     (b) if to the Agent, to it at 233 S. Wacker Drive, Sears Tower, Suite 2800, Chicago, Illinois 60606-6308, Attention of Valerie Mills (Facsimile No. 312-234-5601);


           With a copy to:   NationsBank, N.A.
                             NationsBank Corporate Center, 6th Floor
                             NC1-002-06-19
                             Charlotte, North Carolina  28255
                             Attention of Agency Services
                             (Facsimile No. 704-386-9923)


All notices and other communications given to any party hereto in accordance with the provisions of this Guaranty Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sender, or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 16 or at such other address or telex, telecopy or other number as shall be designated by such party in a notice to each other party complying with the terms of this Section 16.




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     17. Severability.  In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Guaranty Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     18.  Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury
Trial.

     (a) THIS GUARANTY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. The Guarantor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Western District of North Carolina or the courts of the State of North Carolina in Mecklenburg County for the purposes of any legal action or proceeding with respect to this Guaranty Agreement. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that such proceeding has been brought in an inconvenient form. The Guarantor hereby consents to process being served in any such proceeding by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address specified for notices to the Guarantor pursuant to Section 16 or in any other manner permitted by law. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Guarantor in any other jurisdiction.

     (b) EACH OF THE AGENT, THE LENDERS AND THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     19. Headings. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provisions hereof.




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     20. Counterparts.  This Guaranty Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument.

     21. Rights of the Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

     22. Entirety. This Guaranty Agreement represents the entire agreement of the parties hereto and supersedes all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence, relating to this Guaranty Agreement or the transactions contemplated herein.




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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed as of the date first above written.


                                     RALCORP HOLDINGS, INC.


                                     By _______________________________

                                     Title ____________________________


ACCEPTED:

NATIONSBANK, N.A., as Agent as aforesaid for the Lenders

By _________________________________

Title ______________________________



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